Exhibit 99.2
Outbrain Announces David Kostman as Sole CEO with Yaron Galai Remaining as Chairman and Advisor
New York – February 29, 2024 — Outbrain Inc. (Nasdaq: OB), a leading technology platform that drives business results by engaging people across the Open Internet, announced today that David Kostman will assume the role of sole CEO of Outbrain. The company’s co-Founder and co-CEO, Yaron Galai, who has shared management responsibility with Kostman since 2017, will step down from his role as co-CEO, effective April 1, 2024. Galai will remain the Chairman of the Board and will serve in an advisor role until year-end.
“After over 17 years as Outbrain’s CEO, with the last six years partnering closely with David, the Board and I have agreed that it’s the right time for me to step down from the co-CEO position,” said Galai. “I am very proud of the accomplishments of the Outbrain team, and am excited about the company’s strategic direction, including the growth of new offerings such as Onyx and Keystone. I am highly confident in the incredible team we have in place under the leadership of David and the rest of the management team. I look forward to staying on as Chairman of the Board, and as advisor to the company until the end of 2024.”
“I want to thank Yaron for founding and building this amazing company and for the great partnership over the last few years,” said Kostman. “I am excited about the strategic direction we are taking and our execution focus that will support our return to growth and higher profitability. I look forward to continuing to work with the outstanding team of Outbrainers who drive innovation in our industry every day.”
“On behalf of the Board, I want to thank Yaron for founding Outbrain and for the exciting journey to becoming a billion-dollar company. Yaron has been an industry pioneer in our space, developing many industry-firsts, while supporting some of the world’s most important publishers,” said Shlomo Dovrat, independent Lead Director of the Outbrain Board. “We appreciate that the co-CEO structure provides us with a smooth transition to the leadership of David, who is highly respected by all parts of the company, as well as our partners in the market and our shareholders.”
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” "foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including but not limited to the risks described in the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K filed for the year ended December 31, 2022 and in subsequent reports filed with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
About Outbrain
Outbrain (Nasdaq: OB) is a leading technology platform that drives business results by engaging people across the Open Internet. Outbrain predicts moments of engagement to drive measurable outcomes for advertisers and publishers using AI and machine learning across more than 8,000 online properties globally. Founded in 2006, Outbrain is headquartered in New York with offices in Israel and across the United States, Europe, Asia-Pacific, and South America.

Media Contact
press@outbrain.com
Investor Relations Contact
IR@outbrain.com
(332) 205-8999